Exhibit 31.6

AMERICAN REALTY CAPITAL PROPERTIES, INC.

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO RULES 13a-14(a) AND 15d-14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Sodo, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of American Realty Capital Properties, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2015	/s/ Michael J. Sodo
Michael J. Sodo Executive Vice President, Chief Financial Officer and Treasurer